Exhibit 1


                            AGREEMENT OF JOINT FILING
                            -------------------------

         Pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934, as amended, the undersigned hereby consent to the joint filing on their behalf of a single Schedule 13D and any amendments thereto, with respect to the beneficial ownership by each of the undersigned of shares of common stock, no par value, of The Allied Defense Group, Inc., a Delaware corporation.

Dated: as of November 23, 2005

                                 WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P.

                                 By:  Wynnefield Capital Management, LLC,
                                      General Partner

                                 By:  /s/ Nelson Obus
                                      -----------------------------------
                                      Nelson Obus, Co-Managing Member

                                 WYNNEFIELD PARTNERS SMALL CAP VALUE, L.P. I

                                 By:  Wynnefield Capital Management, LLC,
                                      General Partner

                                 By:  /s/ Nelson Obus
                                      -----------------------------------
                                      Nelson Obus, Co-Managing Member

                                 WYNNEFIELD SMALL CAP VALUE OFFSHORE FUND, LTD.

                                 By:  Wynnefield Capital, Inc.


                                 By:  /s/ Nelson Obus
                                      -----------------------------------
                                           Nelson Obus, President

                                 WYNNEFIELD CAPITAL MANAGEMENT, LLC

                                 By:  /s/ Nelson Obus
                                      -----------------------------------
                                      Nelson Obus, Co-Managing Member

                                 WYNNEFIELD CAPITAL, INC.

                                 By:  /s/ Nelson Obus
                                      -----------------------------------
                                      Nelson Obus, President